                                                                   EXHIBIT 99.22

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             22
SERVICER REPORT DATE: 10-Aug-01                 BEGINNING:             1-Jul-01
DISTRIBUTION DATE:    15-Aug-01                 ENDING:                31-Jul-01

                        ORIG PRINCIPAL       BEG PRINCIPAL         PRINCIPAL
                            BALANCE             BALANCE          DISTRIBUTION
--------------------------------------------------------------------------------
     CLASS A-1 NOTES  $   125,000,000.00  $             0.00                   -
     CLASS A-2 NOTES  $   314,000,000.00  $             0.00  $             0.00
     CLASS A-3 NOTES  $   196,000,000.00  $   171,467,504.87  $    19,547,877.46
     CLASS A-4 NOTES  $   151,800,000.00  $   151,800,000.00  $             0.00
--------------------------------------------------------------------------------
       NOTE TOTALS    $   786,800,000.00  $   323,267,504.87  $    19,547,877.46
--------------------------------------------------------------------------------

                           INTEREST              TOTAL           END PRINCIPAL
                       DISTRIBUTION(*)       DISTRIBUTION           BALANCE
--------------------------------------------------------------------------------
    CLASS A-1 NOTES   $             0.00                   -  $             0.00
    CLASS A-2 NOTES   $             0.00                   -  $             0.00
    CLASS A-3 NOTES   $       964,504.71       20,512,382.17  $   151,919,627.41
    CLASS A-4 NOTES   $       877,910.00          877,910.00  $   151,800,000.00
--------------------------------------------------------------------------------
      NOTE TOTALS     $     1,842,414.71  $    21,390,292.17  $   303,719,627.41
--------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL            INTEREST          END PRINCIPAL
                         DISTRIBUTION        DISTRIBUTION           BALANCE
--------------------------------------------------------------------------------
    CLASS A-1 NOTES                    -                   -                   -
    CLASS A-2 NOTES                    -                   -                   -
    CLASS A-3 NOTES          99.73406867          4.92094242        775.10013984
    CLASS A-4 NOTES                    -          5.78333333      1,000.00000000
--------------------------------------------------------------------------------
      NOTE TOTALS            99.73406867         10.70427576      1,775.10013984
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             22
SERVICER RPT DATE: 10-Aug-01                    BEGINNING:             1-Jul-01
DISTRIBUTION DATE: 15-Aug-01                    ENDING:                31-Jul-01

I.  Note Distributable Amounts

                           Principal          Interest              Total
                      ----------------------------------------------------------
    CLASS A-1         $                -  $                -  $                -
    CLASS A-2         $                -  $                -  $                -
    CLASS A-3         $    19,547,877.46  $       964,504.71  $    20,512,382.17
    CLASS A-4         $                -  $       877,910.00  $       877,910.00
                      ----------------------------------------------------------
      TOTAL           $    19,547,877.46  $     1,842,414.71  $    21,390,292.17

                     Prin(per$1000/orig) Int(per$1000/orig) Total(per$1000/orig)
                     -----------------------------------------------------------
    CLASS A-1        $                 - $               -  $                  -
    CLASS A-2        $                 - $               -  $                  -
    CLASS A-3        $       99.73406867 $      4.92094242  $       104.65501110
    CLASS A-4        $                 - $      5.78333333  $         5.78333333
                     -----------------------------------------------------------
    TOTAL            $       99.73406867 $     10.70427575  $       110.43834443

II.   Pool Balance at the end of the Collection Period                          $ 311,665,838.11

III.  Insurance Premium                                                         $      51,885.00

IV.   Spread Account Balance
        (A) Balance after Deposits/Withdrawals for prior Distribution Date      $   9,936,411.47
        (B) Balance after Deposits/Withdrawals for current Distribution Date    $  10,481,912.53

V.    Spread Account Required Amount                                            $   9,349,975.14

VI.   Spread Account Withdrawals
        (A) Withdrawal to make required payments under 4.03                     $              0
        (B) Withdrawal to reimburse Preference Amounts (to Insurer)             $              0

VII.  Servicing Fee                                                                   276,011.43

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds           $              0

IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds       $              0

X.    Available Funds                                                           $  22,233,577.41

XI.   Insured Payment (if any)                                                  $              0

XII.  Note Principal and Interest Carryover Shortfalls

                          Note Principal        Note Interest
                       Carryover Shortfall    Carryover Shortfall      Total
                      ---------------------------------------------------------
          CLASS A-1   $               0.00   $               0.00   $      0.00
          CLASS A-2   $               0.00   $               0.00   $      0.00
          CLASS A-3   $               0.00   $               0.00   $      0.00
          CLASS A-4   $               0.00   $               0.00   $      0.00
                      ---------------------------------------------------------
            TOTAL     $               0.00   $               0.00   $      0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                          Current Distribution Date     Prior Distribution Date
                                Note Principal                Note Principal               Change in Note
                            Carryover Shortfall           Carryover Shortfall       Principal Carryover Shortfall
                        -----------------------------------------------------------------------------------------
          CLASS A-1             $            0.00            $         0.00                 $         0.00
          CLASS A-2             $            0.00            $         0.00                 $         0.00
          CLASS A-3             $            0.00            $         0.00                 $         0.00
          CLASS A-4             $            0.00            $         0.00                 $         0.00
                        -----------------------------------------------------------------------------------------
            TOTAL               $            0.00            $         0.00                 $         0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             22
SERVICER RPT DATE: 10-Aug-01                    BEGINNING:             1-Jul-01
DISTRIBUTION DATE: 15-Aug-01                    ENDING:                31-Jul-01

                          Prior Distribution Date      Current Distribution Date
                              Note Interest                 Note Interest                  Change in Note
                           Carryover Shortfall           Carryover Shortfall        Interest Carryover Shortfall
                        ----------------------------------------------------------------------------------------
          CLASS A-1     $                       0.00  $                       0.00  $                       0.00
          CLASS A-2     $                       0.00  $                       0.00  $                       0.00
          CLASS A-3     $                       0.00  $                       0.00  $                       0.00
          CLASS A-4     $                       0.00  $                       0.00  $                       0.00
                        ----------------------------------------------------------------------------------------
            TOTAL       $                       0.00  $                       0.00  $                       0.00

IX. Delinquency Ratio

     A.   Delinquency Statistics

             Days                            Outstanding         Past Due
          Delinquent           Units          Principal           Amount
          -------------------------------------------------------------------
           31 - 60                 1058      10,246,653.04         716,183.92
           61 - 90                  175       1,543,053.82         167,767.50
           91 - 120                  37         330,593.31          44,996.20
            121+                      0                  -                  -
          -------------------------------------------------------------------
            TOTAL                 1,270      12,120,300.17         928,947.62

     B.   Delinquency Percentage

          (1) Principal balance of delinquent contracts between 30 and 120 days            $  12,120,300.17
          (2) Pool Principal Balance Beginning of Collection Period                        $ 331,213,715.57
          (3) Delinquency Percentage (Line 1/Line 2)                                                   3.66%

                                                                                   Units           Principal
                                                                                   -----      ------------------
X.  Principal Balance of repossessed Financed Vehicles in inventory                    -      $             0.00

XI. Liquidation Proceeds received from Defaulted Contracts                                    $       125,636.35

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             22
SERVICER RPT DATE: 10-Aug-01                    BEGINNING:             1-Jul-01
DISTRIBUTION DATE: 15-Aug-01                    ENDING:                31-Jul-01

I.  POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                        794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                 331,213,715.57

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                               10,251,206.35
     (2)  Full Prepayments (excluding Purchased Receivables)                        8,025,203.45
     (3)  Defaulted Contracts during period                                         1,282,442.09
     (4)  Receivables becoming Purchased Receivables during period                             -
     (5)  Other Receivables adjustments                                               (10,974.43)

     Total Monthly Principal Amounts                                               19,547,877.46

D.   Total Monthly Payments allocable to Interest                                   3,292,044.14

E.   End of period Outstanding Pool Balance                                       311,665,838.11

F.   Pool Factor                                                                        0.392158

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1         Class A-2         Class A-3         Class A-4
                                                           ---------------------------------------------------------------------
A.   Beginning of period Outstanding Principal Balance                   -                 -    171,467,504.87    151,800,000.00

B.   Noteholders' Principal Distributable Amount                         -              0.00     19,547,877.46              0.00
C.   Noteholders' Interest Distributable Amount                          -                 -        964,504.71        877,910.00
                                                           ---------------------------------------------------------------------
D.   Note Distributable Amount                                           -                 -     20,512,382.17        877,910.00
E.   Note Principal Carryover Shortfall                                  0                 0                 0                 0
F.   Note Interest Carryover Shortfall                                   0                 0                 0                 0
G.   Insured Payment                                                     0                 0                 0                 0

H.   End of period Outstanding Principal Balance                         -                 -    151,919,627.41    151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A. Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables during
                period (including partial prepays)
                 (a) Principal                                                     10,251,206.35
                 (b) Interest                                                       3,222,440.11
          (2)  Full Prepayments collected during period
                 (a) Principal                                                      7,661,488.48
                 (b) Interest                                                          65,233.78
          (3)  Net Liquidation Proceeds collected during period                       606,356.15
          (4)  Net Insurance Proceeds collected during period
                 (a) Principal                                                        363,714.97
                 (b) Interest                                                           4,370.25
          (5)  Purchase Amounts deposited in Collection Account                                0
          (6)  Investment Earnings - Collection Account                                58,767.32

          Total Available Funds in Collection Account                              22,233,577.41

     B. Available Funds in Payment Account:

          (1)  Available Funds transferred from Collection Account              $  22,233,577.41
          (2)  Amount withdrawn from Spread Account and deposited to Payment
                Account                                                         $              -
          (3)  Insured Payment deposited to Payment Account                     $              -

          Total Available Funds in Payment Account                              $  22,233,577.41

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          22
SERVICER RPT DATE:    10-Aug-01                    BEGINNING:           1-Jul-01
DISTRIBUTION DATE:    15-Aug-01                    ENDING:             31-Jul-01

     C. Distributions from Payment Account:

          (1)  Monthly Servicing Fee                                                  276,011.43
          (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                        0
          (3)  Owner Trustee Fees (if paid from Available Funds)                               0
          (4)  Indenture Trustee Fees (if paid from Available Funds)                           0
          (5)  Insurance Premium                                                       51,885.00
          (6)  Note Interest Distributable Amount
                 (a) Class A - 1                                                               -
                 (b) Class A - 2                                                               -
                 (c) Class A - 3                                                      964,504.71
                 (d) Class A - 4                                                      877,910.00
          (7)  Final Scheduled Distribution Date Note Principal Distributable
                Amount
                 (a) Class A - 1                                                               0
                 (b) Class A - 2                                                               0
                 (c) Class A - 3                                                               0
                 (d) Class A - 4                                                               0
          (8)  Note Principal Distributable Amount
                 (a) Class A - 1                                                               -
                 (b) Class A - 2                                                               -
                 (c) Class A - 3                                                   19,547,877.46
                 (d) Class A - 4                                                               -
          (9)  Reimbursement Amounts Owing to Insurer                                          0
          (10) Spread Account Deposit (to increase to Required Amount)                515,388.81
          (11) Indenture or Owner Trustee Fees (not paid under C)                              0
          (12) Re-Liening Expenses                                                             0
               (To the extent not paid by Servicer)
          (13) Transition Costs and Additional Servicing Fee to Successor Servicer             0
          (14) After Servicer Default, remaining Available Funds deposited                     0
                in Note Distribution Account

          Total Distributions                                                      22,233,577.41

     D. Excess Available Funds (or shortfall)                                                  -

     E. Remaining Available Funds to holder of Residual Interest Certificate                   0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

     A. Available Funds Transferred from Collection Account to Payment Account  $  22,233,577.41
     B. Distributions required under 4.03 (a)(i) through (vii)                  $  21,718,188.60
     C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)      $              -
     D. Spread Account withdrawal required to reimburse Insurer for Preference
         Amounts                                                                              0

V.  SPREAD ACCOUNT BALANCE

     A. Spread Account Balance After Deposit/Disbursements
          (1)  Beginning Spread Account Balance                                 $   9,936,411.47
          (2)  Investment Income Deposited to Spread Account                    $      30,112.26
          (3)  Withdrawal to make required payments under 4.03                  $              -
          (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                         0
          (5)  Deposit to Spread Account after Disbursements                    $     515,388.81
          (6)  Spread Account Balance after Deposit/Disbursments                $  10,481,912.53

     B. Spread Account Required Amount                                          $   9,349,975.14

          (1)  3% of Pool Balance                                               $   9,349,975.14
                 But in no event less than the lesser of (a) or (b)
                 (a) .5% of Original Pool Balance                               $   3,973,731.05
                 (b) Outstanding Principal Amount of All Notes                  $ 303,719,627.41

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          22
SERVICER RPT DATE:    10-Aug-01                    BEGINNING:          1-Jul-01
DISTRIBUTION DATE:    15-Aug-01                    ENDING:             31-Jul-01

     C. Excess Amount to Insurer for amounts owed under
         Insurance Agreement (lines A - B)                                                     0

     D. Excess Amount to Holder of Residual
         Interest Certificate (lines A - B - C)                                     1,131,937.39

VI. INSURED PAYMENTS

     A. Available Funds Transferred from Collection Account to Payment Account  $  22,233,577.41
     B. Available Funds Transferred from Spread Account to Payment Account      $              0
     C. Note Interest Distributable Amount                                          1,842,414.71
     D. Guaranteed Note Principal Amount                                        $              0
     E. Deficiency Amount                                                       $              -
        (Min:(Lines A+B-C-D) and $0.00)                                         $              0
     F. Preference Amount                                                       $              0
     G. Insured Payment (lines E+F)                                             $              0

                              Note Principal               Note Interest
                           Carryover Shortfall          Carryover Shortfall                 Total
          CLASS A-1     $                    0.00    $                    0.00    $                    0.00
          CLASS A-2     $                    0.00    $                    0.00    $                    0.00
          CLASS A-3     $                    0.00    $                    0.00    $                    0.00
          CLASS A-4     $                    0.00    $                    0.00    $                    0.00
                        -----------------------------------------------------------------------------------
            TOTAL       $                    0.00    $                    0.00    $                    0.00

                        Current Distribution Date     Prior Distribution Date
                              Note Principal               Note Principal                Change in Note
                           Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
          CLASS A-1     $                    0.00    $                    0.00    $                        0.00
          CLASS A-2     $                    0.00    $                    0.00    $                        0.00
          CLASS A-3     $                    0.00    $                    0.00    $                        0.00
          CLASS A-4     $                    0.00    $                    0.00    $                        0.00
                        ---------------------------------------------------------------------------------------
            TOTAL       $                    0.00    $                    0.00    $                        0.00

                        Current Distribution Date     Prior Distribution Date
                              Note Interest                Note Interest                Change in Note
                           Carryover Shortfall          Carryover Shortfall        Interest Carryover Shortfall
          CLASS A-1     $                    0.00    $                    0.00    $                        0.00
          CLASS A-2     $                    0.00    $                    0.00    $                        0.00
          CLASS A-3     $                    0.00    $                    0.00    $                        0.00
          CLASS A-4     $                    0.00    $                    0.00    $                        0.00
                        ---------------------------------------------------------------------------------------
            TOTAL       $                    0.00    $                    0.00    $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                          $  8,109,232.09

VIII. DELINQUENCY RATIO

     A. Delinquency Statistics

                Days                                    Outstanding                 Past Due
             Delinquent               Units              Principal                   Amount
          ----------------------------------------------------------------------------------------
               31 - 60                1058        $     10,246,653.04         $        716,183.92
               61 - 90                 175        $      1,543,053.82         $        167,767.50
              91 - 120                  37        $        330,593.31         $         44,996.20
                121+                     0        $                 -         $                 -
          ----------------------------------------------------------------------------------------
                TOTAL                1,270              12,120,300.17                  928,947.62

     B. Delinquency Percentage

          (1) Principal balance of delinquent contracts between 30 and 120 days   $  12,120,300.17
          (2) Pool Principal Balance Beginning of Collection Period               $ 331,213,715.57
          (3) Delinquency Percentage (Line 1/Line 2)                                          3.66%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          22
SERVICER RPT DATE:    10-Aug-01                    BEGINNING:          1-Jul-01
DISTRIBUTION DATE:    15-Aug-01                    ENDING:             31-Jul-01

IX. CUMULATIVE NET LOSS RATIO

          (1) Principal Balance of Defaulted Contracts in
               current Collection Period                                        $   1,282,442.09
          (2) Cumulative Defaulted Contracts Including Defaulted
               Contracts in current Collection Period                           $  34,211,057.81
          (3) Net Liquidation Proceeds collected during current
               Collection Period                                                $     606,356.15
          (4) Cumulative Net Liquidation Proceeds Including Net
               Liquidation Proceeds in current Collection Period                $  16,607,406.39
          (5) Original Pool Balance                                             $ 794,746,210.70
          (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                        2.215%

X. REPOSSESSED INVENTORY

                                                                                          Units            Principal
                                                                                          -----        -----------------
          A. Principal Balance of repossessed Financed Vehicles (beg.)                      0                          -
          B. Repossessed Financed Vehicles (Principal)                                                 $    1,200,143.55
          C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                     $      125,636.35
          D. Realized losses on sale of repossessed Financed Vehicles (Principal)                      $    1,074,507.20
                                                                                          -----        -----------------
          E. Principal Balance of repossessed Financed Vehicles (A+B-C-D)(end.)             0          $               -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of August, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer